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                                                                   EXHIBIT 10.44

                                GMF HOLDINGS INC.
                               41 FREDERICK STREET
                                 NASSAU BAHAMAS

                                December 8, 2000


Advanced Viral Research Corp.
200 Corporate Blvd. South
Yonkers, NY 10701

Gentlemen:

         Please be advised that we have been assigned the rights of the Investor contained in the Equity Line of Credit Agreement (the "Agreement") dated September 18, 2000 between Spinneret Financial Systems Ltd. and Advanced Viral Research Corp. (the "Company").

         By this letter we hereby waive any rights to assign our interest in the Agreement . Very truly yours, GMF HOLDINGS INC.

                                            By: /s/ Diego Davis
                                                ----------------------------
                                            Name: Diego Davis
                                            Title: President